UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

March 26, 2007

hereUare, Inc.
 (Exact Name of Registrant as specified in its Charter)

000-33033	02-0575232
(Commission File Number)	(I.R.S. Employer Identification Number)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

5201 Great America Parkway, Suite 239
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(408) 988-1888
(Registrant's Telephone Number, including Area Code)

PeopleNet International Corporation
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

Table of Contents

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year .

Item 9.01 Financial Statements and Exhibits .

Signatures

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2007, PeopleNet International, Inc., a Delaware corporation ("Registrant"), changed its name to "hereUare, Inc.". This name change did not require stockholder approval and outstanding stock certificates of Registrant are not affected by the change in name and need not be exchanged as they continue to be valid. The name change was accomplished through a short-form merger with a wholly-owned subsidiary newly-formed for such purpose pursuant to Section 253 of the Delaware General Corporations Law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger.
99	News Release dated March 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hereUare, Inc.
(Registrant)

By: /s/ Benedict Van
 Benedict Van, Chairman & CEO

Date: March 29, 2007

Exhibit Index

Exhibit	Description
3.1	Certificate of Ownership and Merger.
99	News Release dated March 29, 2007.